UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2013

Strategic Realty Trust, Inc.

(Exact name of Registrant specified in its Charter)

Maryland	000-54376	90-0413866
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Suite 1100

San Mateo, California, 94402

(Address of Principal Executive Offices, including Zip Code)

Registrant’s telephone number, including area code: (650) 343-9300

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On October 17, 2013, the board of directors of Strategic Realty Trust, Inc. (the “Company”) adopted the Amended and Restated Bylaws, which became effective upon their adoption by the board. The amendments effect the following changes:

Persons Who May Call A Special Meeting. Previously, the Company’s bylaws permitted the president, the chief executive officer, the board of directors, or a majority of the independent directors to call a special meeting of stockholders. The amended bylaws retain that permission but also include the chairman of the board of directors among those permitted to call a special meeting of stockholders.

Advance-Notice Requirements for Stockholder-Requested Special Meetings. Previously, the Company’s bylaws permitted the holders of ten percent of all the votes entitled to be cast at a special meeting to call a special meeting of the stockholders. The amended bylaws retain that permission but now specify procedures for stockholder-called special meetings, which are summarized below:

Stockholders who desire to call a special meeting must send a notice to the secretary of the Company to request the board to fix a record date (the “Request Record Date”) to determine the stockholders entitled to request a special meeting. The Request Record Date cannot be later than 10 days after the date of the resolution fixing the Request Record Date. If the board fails to set a Request Record Date within 10 days of receipt of a valid request, the Request Record Date shall be 10 days after receipt of the request. The amended bylaws provide that, with respect to any special meeting relating to a preliminary proxy statement filed with the Securities and Exchange Commission (the “SEC”) before October 17, 2013, the Request Record Date shall be the date on which the proxy statement is first mailed to stockholders. (Notwithstanding this bylaw provision, under Maryland law, the board has the sole power to fix the record date for determining stockholders entitled to request a special meeting of the stockholders.)

This record date request notice should be delivered by registered mail, set forth the purpose of the meeting, be signed by a stockholder of record and set forth all information about the requesting stockholder and each matter to be voted upon that would be required to be disclosed in a proxy statement relating to an election of directors under the federal securities laws.

Once a Request Record Date is set, in order for the stockholders to call a special meeting, valid written requests from those entitled to cast ten percent of all of the votes entitled to be cast on the matter at the proposed meeting must be received by the Company’s secretary within 60 days after the Request Record Date. To be valid, the requests must:

•	be signed and dated by stockholders who were record holders as of the Request Record Date;

•	set forth the purpose of the meeting (as set forth in the record date request notice), which purpose must be a proper subject for stockholder action under the Company’s charter, bylaws and applicable law;

•	set forth the name and address, as they appear in the Company’s books, of the stockholder signing the request;

•	set forth the number of shares owned of record by the stockholder signing the request; and

•	be sent to the secretary by registered mail, return receipt requested.

When all of the requirements to call a stockholder-requested meeting have been met (such date being the “Delivery Date”), the Company’s secretary shall, within ten days of the Delivery Date, provide all stockholders with notice of such stockholder-requested meeting. (Under Maryland law, the secretary should not provide such notice until receipt of payment from the requesting stockholders of the estimated cost of preparing and mailing the notice of the special meeting.) Such meeting shall be held not less than 15 days nor more than 60 days after the secretary’s delivery of such notice. (Notwithstanding any contrary provisions in the amended bylaws or the Company’s charter, the date, time and place of the special meeting shall be fixed by the board.) The board may submit its own proposals for consideration at any stockholder-requested meeting.

If enough requesting stockholders revoke their request for a meeting such that less than ten percent of the shares entitled to vote are owned by non-revoking requesting stockholders, then (1) if notice of the meeting has not already been sent, the secretary need not send notice of the meeting, and (2) if notice has already been sent, the secretary may cancel the meeting any time before 10 days before the meeting, or the chairman may call the meeting to order and adjourn without acting on the matter.

Advance Notice Requirements for Director Nominations at a Special Meeting. The amended bylaws eliminate references to nominations of directors at a special meeting. Previously, the Company’s bylaws purported to permit nomination of directors at a special meeting called by the board of directors for that purpose. However, this provision was generally inconsistent with the Company’s charter, which provides that only remaining directors may fill vacancies on the board of directors. Under the Company’s charter, the only time a director may be elected at a special meeting is if the Company has no directors. In that circumstance, the amended bylaws do not include any advance notice requirements with respect to director nominations.

Advance Notice Requirements for Annual Meetings of Stockholders. The amended bylaws revise the procedures required for a stockholder to nominate directors or propose other matters to be considered at an annual meeting. The new or revised procedures are summarized below:

The prior bylaws required the notice of the stockholder’s nomination or proposal to include certain information about the nominee as well as the stockholder making the request. The amended bylaws retain that requirement and also require information about any person acting in concert with the stockholder making the request, any beneficial owner of shares of stock of the Company owned (of record or beneficially) by such stockholder, and any person that (directly or indirectly) controls, is controlled by or is under common control with such stockholder (each a “Stockholder Associated Person”).

The amended bylaws also expand upon the information that must be included in the notice about the requesting stockholder, the proposed nominee and any Stockholder Associated Person, by requiring, among other things, the following: (1) the class, series and number of shares of Company securities owned and the date they were acquired; (2) any derivative, swap or other transaction or series of transactions which give the holder economic risk similar to ownership of shares of Company securities; (3) any arrangement under which the holder has a right to vote any shares of Company securities; (4) any short interest in any Company securities; (5) any rights to dividends on shares of Company securities that are separated from the underlying shares of the Company; (6) any proportionate interest in shares of the Company or synthetic equity interests held by a general or limited partnership in which the stockholder, proposed nominee or Stockholder Associated Person is a general partner or beneficially owns an interest in a general partner; (7) any performance-related fees to which such person is entitled based on any change in the value of the Company’s securities, including any interests held by members of such person’s immediate family sharing the same household; (8) any other substantial interest of the stockholder, proposed nominee or Stockholder Associated Person in the Company or any of its affiliates other than an interest arising from ownership of Company securities with benefits shared on a pro rata basis by all other holders of the same class or series; (9) any information relating to such stockholder, proposed nominee or Stockholder Associated Person that would be required to be disclosed in a proxy statement under federal securities laws; (10) the investment strategy or objective of the stockholder or any Stockholder Associated Person who is not an individual, and a copy of the prospectus or similar document given to potential investors in such stockholder or Stockholder Associated Person; (11) the name and address of any person who contacted or was contacted by the stockholder or any Stockholder Associated Person about the proposed nominee or other business prior to the date of the notice; and (12) the name and address of any other stockholder supporting the nominee for election or reelection or supporting the proposal of other business (to the extent known by the stockholder giving notice).

With respect to any stockholder-proposed nominee for election at an annual meeting, the notice of the nomination must be accompanied by a certificate from the proposed nominee regarding the nominee’s willingness to serve and must attach a completed nominee questionnaire including all of the information that would be required to be disclosed in a proxy statement relating to an election of directors under the federal securities laws.

If information included in a director nomination or proposal of other business at an annual meeting is inaccurate it may be deemed not to have been provided. The stockholder making the nomination or proposal must notify the Company of any inaccuracy or change in the information provided in the notice within two business days of becoming aware of it, and promptly update and supplement the inaccurate information so that it is correct as of the record date for the meeting and as of 10 business days prior to the meeting. The stockholder must also respond within five business days if the secretary or board of directors request that the stockholder provide verification or updates of information provided in the notice, or any additional information that may be reasonably required.

The amended bylaws specify that compliance with the above procedures is the only way for a stockholder to make a nomination or submit a proposal for consideration at an annual meeting (unless the Company is required to consider the stockholder’s proposal pursuant to SEC rules).

The foregoing summary is subject to, and qualified in its entirety by, the full text of the Amended and Restated Bylaws, which is filed as Exhibit 3.2 to this Form 8-K and is incorporated by reference into this Item 5.03. In addition, a marked copy of the Amended and Restated Bylaws indicating changes made to the Company’s bylaws as they existed immediately prior to the adoption of the Amended and Restated Bylaws is attached hereto as Exhibit 3.3 and is incorporated by reference into this Item 5.03.

Item 9.01 Financial Statements and Exhibits.

Exhibit Number	Description
3.2	Amended and Restated Bylaws
3.3	Amended and Restated Bylaws (marked)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRATEGIC REALTY TRUST, INC.

Dated: October 23, 2013	By:	/s/ Andrew Batinovich
Andrew Batinovich
Chief Executive Officer